CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Osage Federal Financial, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, we, Mark S. White, Chief Executive Officer, and Sue Allen Smith, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



/s/Mark S. White                              /s/Sue Allen Smith
---------------------------------             ----------------------------------
Mark S. White                                 Sue Allen Smith
Chief Executive Officer                       Chief Financial Officer

Date:    September 22, 2004